UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement

Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[     ]

Preliminary Proxy Statement

[     ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ]

Definitive Proxy Statement

[     ]

Definitive Additional Materials

[     ]

Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Agronix, Inc.

(Name of Issuer as specified in its charter)

Payment of Filing Fee (Check the Appropriate Box):

[ X ]

No Fee Required

Agronix, Inc.

1666 West 75th Avenue, 2nd Floor

Vancouver, B.C., Canada

V6P 6G2

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held Tuesday, November 8, 2005

The 2005 Annual Meeting of Shareholders of Agronix, Inc. (the “Company”), a Florida corporation, will be held on Tuesday, November 8, 2005 at 1:00 p.m. local time, at 837 West Hastings Street, Vancouver, B.C., Canada to act on the following matters;

1.

To elect the current directors to the Board of Directors to serve for the ensuing year and until their successors are elected; and

2.

To consider and vote upon a proposal to ratify the selection of Dale Matheson Carr-Hilton LaBonte as the independent auditors for the Company for the fiscal year ended December 31, 2005; and

3.

To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors fixed the close of business on September 16, 2005 as the record date for determining those stockholders who will be entitled to vote at the meeting.  The stock transfer books will not be closed between the record date and the date of the meeting.

Representation in person or by proxy of the holders of the majority of the shares outstanding and entitled to vote will constitute a quorum of the meeting.  All shareholders are cordially invited to attend the meeting in person.  Any shareholder attending the meeting may vote in person, even if the shareholder has previously returned a proxy.

By Order of the Board of Directors

Charles Mayer

Chairman

September 30, 2005

IMPORTANT:  WHETHER OR NOT YOU EXPECT TO ATEND THE 2005 ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY.

Agronix, Inc.

1666 West 75th Avenue, 2nd Floor

Vancouver, B.C., Canada

V6P 6G2

____________________

Proxy Statement for

2005 Annual Meeting of Shareholders

The enclosed Proxy is solicited on behalf of Agronix, Inc., (the “Company”) for the use at the 2005 Annual Meeting of Shareholders (The “Annual Meeting”) to be held on Tuesday, November 8, 2005 at l:00 p.m., local time, and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held at 837 West Hastings Street, Vancouver, B.C., Canada.  The Company’s principal executive office is located at 1666 West 75th Avenue, 2nd Floor, Vancouver, B.C., Canada V6P 6G2.  The Company’s telephone number is 604-714-1606.

These proxy solicitation materials were mailed on or about October 7, 2005 to all shareholders entitled to vote at the Annual Meeting.  A copy of the Company’s Report on Form 10-KSB for its fiscal year ended December 31, 2004 accompanies this Proxy Statement.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date

Shareholders of record at the close of business on September 16, 2005 (the “Record Date”) are entitled to notice of the meeting and to vote at the meeting.  As of the Record Date, 44,914,025 shares of the Company’s Common Stock (the “Common Stock”) were issued and outstanding and entitled to vote at the Annual Meeting.  No shares of Preferred Stock were issued and outstanding as of the Record Date.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

Every shareholder voting for the election of directors is entitled to one vote for each share of Common Stock held for each of the three directors to be elected.  Holders of Common Stock do not have the right to cumulate their votes in the election of directors.  On all other matters, each share of Common Stock is likewise entitled to one vote on each proposal or item that comes before the meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the Company’s President, who will serve as the Inspector of Elections (the “Inspector”).  The Inspector will also determine whether or not a quorum is present.  In general, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Florida law for approval of proposals presented to shareholders.  The Company’s Bylaws provide that a quorum consists of the holders of a majority of the shares outstanding and entitled to vote and present or represented by proxy at the meeting.

Any proxy that is returned using the form of proxy enclosed and that is not marked as to a particular item will be voted for the election of all the Company’s director nominees named therein, for ratification of the appointment of the designated independent auditors, and as the proxy holders deem advisable on other matters that may properly come before the meeting.  If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will not be considered as present with respect to that matter.

The Inspector will treat express abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not treat express abstentions as votes in favor of approving any matter submitted to shareholders for a vote.

The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Florida concerning voting of shares and determination of a quorum.

The cost of this solicitation will be borne by the Company.  The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.  Certain of the Company’s directors, officers and employees, without additional compensation, also may solicit proxies personally or by telephone, letter or facsimile.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

The Company anticipates that the 2006 Annual Meeting of Stockholders will be held in October 2006.  Therefore, proposal of stockholders of the Company which are intended to be presented by such stockholders at the Company’s 2006 Annual Meeting of Stockholders must be received by the Company no later than May 31, 2006 (approximately 120 days before the meeting), in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the shareholders entitled to vote at the Annual Meeting was September 16, 2005.  As of the Record Date, the Company had a total of 44,914,025 shares of Common Stock issued and outstanding.

The following table sets forth information, as of September 16, 2006, with respect to the beneficial ownership of the Company’s common stock by:  (1) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s common stock; (ii) each director; (iii) named executive officers; and (iv) all current named executive officers and directors as a group:

Name and Address	Number of Shares Owned Beneficially	Percent of Class

Brian Hauff (1) 1666 West 75th Avenue Vancouver, B.C., Canada V6P 6G2	2,902,400 (2)	6.46%

Peter J. Barnett (1) 1666 West 75th Avenue Vancouver, B.C., Canada V6P 6G2	1,000,000 (3)	2.23%

Charles Mayer (1) 1666 West 75th Avenue Vancouver, B.C., Canada V6P 6G2	503,515 (4)	1.12%

Epsom Investment Services 16 Pietermaai Curacao, Netherlands, Antilles	7,800,000	17.37%

All directors and executive officers as a group (3 in number)	4,405,915	9.81%

(1)

The person listed is an officer, a director, or both, of the Company.

(2)

Includes 1,000,000 performance shares which are currently held in escrow pursuant to an agreement dated January 27, 2000.  Such shares shall be released from escrow based upon the company’s cumulative cash flow.  For each $0.25 of cash flow, one share will be released.  Any performance shares not released from escrow on or before January 27, 2010, shall be cancelled.  Also includes options to purchase 600,000 shares of common stock at a price of $0.50.  The options expire on January 27, 2006.

(3)

Includes 40,000 shares owned by the spouse of Mr. Barnett, of which he may be deemed to be the beneficial owner.  Also includes options to purchase 400,000 shares of common stock at a price of $0.50.  The options expire on January 28, 2006.

(4)

Includes options to purchase 100,000 shares of common stock at a price of $0.50.  The options expire on April 7, 2010.

EXECUTIVE COMPENSATION

During the year ended December 31, 2004, the Company paid $89,513 in salary and consulting fees to its officers, including cash payments and accounts payable of $71,453 and 145,000 common shares valued at $18,060.

No director was paid compensation for any services as a director during the fiscal year ended December 31, 2004.

The following table sets forth outstanding options held by Company directors and officers.  All such options were granted during the fiscal year ended December 31, 2000, with the exception of Charles Mayer whose options were issued in year 2004:

Name	Number of Securities Underlying Options	Exercise Price	Expiration Date

Brian Hauff	600,000	$0.50	January 27, 2006

Peter J. Barnett	400,000	$0.50	January 28, 2006

Charles Mayer	100,000	$0.50	April 7, 2010

COMPLIANCE WITH SECTION 16(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

To the best knowledge and belief of the Company, each of the directors, officers or beneficial owners of more than 10% of the Company’s securities named herein has filed all reports required to be filed by Section 16(a).

PROPOSAL ONE

ELECTION OF DIRECTORS

A board of 3 (three) directors is to be elected at the Annual Meeting.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s three nominees named below, all of whom are presently directors of the Company.  In the event that any nominee of the Company is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy.  It is not expected that any nominee will be unable or will decline to serve as a director.  The term of office of each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

Name of Nominee

Age

Position Held and Tenure

Brian Hauff

58

President and Director since March 2001

Peter J. Barnett

67

Secretary/Treasurer and Director since March 2001

Charles Mayer

69

Chairman and Director since February 2004

Biographical Information

Brian Hauff

Brian Hauff is the President and a director of the Company.  Mr. Hauff is a founder of the Company and has worked for the Company since its inception.  He has been an investor and developer for the past 20 years.  Mr. Hauff has a combined Economics and Commerce degree (Hons.) from Simon Fraser University, and a law degree from the University of British Columbia.  He is a resident of Vancouver, B.C., Canada.

Peter J. Barnett

Peter Barnett is a director and Secretary/Treasurer of the Company.  He is a co-founder of a number of restaurant companies.  Mr. Barnett is involved in a number of community and charitable services, for which he was honored by the Government of Canada which conferred upon him the 125th Centennial Medal of Honor for contributions to the development of Canadian society.  He is the Past President of Variety Club International, a worldwide charity that supports children in need.  Mr. Barnett is a resident of Vancouver, B.C., Canada.

The Honourable Charlie Mayer, P.C.

Charlie Mayer is the Chairman of the Company.  Prior to joining Agronix in February 2004, he was elected to the Canadian House of Commons for 15 year.  He served as a cabinet minister for 9 of those years, holding various posts including the Minister of Agriculture, the Minister of State for the Canadian Wheat Board, Minister of State for Grains and Oilseeds, and Minister of Western Economic Diversification.  From 1986-1993 he participated in the GATT negotiations on behalf of the Government of Canada.

Currently, he is a director of 5 other companies and was a founding Director and an Advisory Board member of the Frontier Centre for Public Policy.  Charlie obtained his B.Sc. in Agriculture from the University of Saskatchewan, and operated a mixed farm (cattle and irrigated crops) for more than 30 years.  He has been involved in many farming associations, including being a past president of the Manitoba Beef Growers Association and serving as the Chairman of the Board of the Manitoba Crop Insurance Corp from 1996-1999.

Board Meetings and Committees

The Board of Directors of the Company held five formal meetings during the fiscal year ended December 31, 2004.  All incumbent directors attended 100% of the Board meetings held during their respective tenures, either in person, or telephonically.

The Board of Directors does not have standing nominating or compensation committees, or committees performing similar functions.  The Board of Directors does have an audit committee, chaired by Charles Mayer.

Compensation for Directors

The Company’s directors do not receive compensation for service on the Board of Directors or their attendance at Board meetings, but they may be reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors.

Vote required; Recommendation of the Board of Directors

With respect to the election of directors, an abstention will have the same effect as a vote withheld for the election of directors, and a broker non-vote will not be treated as voting in person or by proxy on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES SET FORTH HEREIN

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Dale Matheson Carr-Hilton LaBonte, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2005.  A representative of Dale Matheson Carr-Hilton LaBonte is expected to be present at the meeting.  Such representative will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Audit Fees

During the year ended December 31, 2004, Dale Matheson Carr-Hilton LaBonte billed the Company approximately $9,000 for professional services rendered for the audit of the Company’s consolidated financial statements for such period and approximately $8,400 for the review of the consolidated financial statements included in the Quarterly Reports on Form 10-QSB during such period.

All Other Fees

During the year ended December 31, 2004, Dale Matheson Carr-Hilton LaBonte did not bill the Company any fees related to tax and other non-audit services.

Vote Required:  Recommendation of Board of Directors

The Board of Directors has conditioned its appointment of the Company’s independent certified public accountants upon receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum.  In the event the shareholders do not approve the selection of Dale Matheson Carr-Hilton LaBonte, the Board of Directors will reconsider the appointment of the independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting.  If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Company may recommend.

THE BOARD OF DIRECTORS

Vancouver, B.C., Canada

September 30, 2005

PROXY FOR 2005 ANNUAL MEETING OF SHAREHOLDERS OF

AGRONIX, INC.

This Proxy Is Being Solicited On Behalf Of The Board of Directors Proxy

PLEASE SIGN AND RETURN IMMEDIATELY

The undersigned Shareholder of Agronix, Inc. (the “Company”) does hereby nominate, constitute and appoint Charles Mayer and Brian Hauff and each of them (with full power to act alone) as my true and lawful attorney, with full power of substitution, for me and in my name, place and stead, to vote all of the shares of Common Stock of the Company standing in my name and on its books on September 16, 2005, at the Annual Meeting of Shareholders to be held at 837 West Hastings Street, Vancouver, B.C., Canada, on Tuesday, November 8, 2005 at 1:00 P.M., or at any adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present, but in accordance with the following specific instructions:

1.

ELECTION OF DIRECTORS - vote my shares of Common Stock for the election of directors of the Company for the ensuing year as follows:

(INSTRUCTION:

Select only one of the following selections by marking an “X” in the space preceding the desired selection. IF NO SELECTION IS MADE, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE YOUR SHARES OF STOCK FOR ALL OF THE NOMINEES LISTED BELOW.)

[   ]

FOR all of the nominees listed below:

Charles Mayer, Brian Hauff and Peter J. Barnett

[   ]

FOR all of the aforesaid nominees except:

______________________________________________________________

(Print clearly the name(s) of the nominee(s) for whom you do not want your vote to be cast)

[   ]

NONE of the aforesaid nominees

2.

RATIFICATION OF APPOINTMENT OF DALE MATHESON CARR-HILTON LABONTE AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005 - Vote my shares of Common Stock as follows:

(INSTRUCTION:

Mark an “X” in the space preceding the desired selection. IF NO SELECTION IS MADE, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE YOUR SHARES OF STOCK FOR APPROVAL.)

 [   ] FOR

[   ] AGAINST

[   ] ABSTAIN

3.

OTHER MATTERS - upon such other matters as may properly come before the meeting or any adjournment thereof, vote or withhold voting my shares of common stock of the Company in such manner as my proxy herein appointed deems appropriate in my proxy’s sole and absolute discretion.

Management knows of no other matter that may properly be, or which Is likely to be brought before the meeting. However, if any other matters are properly presented at said meeting, this proxy shall be voted in accordance with the recommendations of management.

DATED: ________________________, 2005

_______________________________

___________________________________

(Printed Name of Shareholder)

(Signature of Shareholder)

_____________________________

___________________________________

(Printed Name of Shareholder)

(Signature of Shareholder)

_____________________________

___________________________________

(Printed Name of Shareholder)

(Signature of Shareholder)

If signing as Attorney, Executor, Administrator, Guardian, Trustee or other representative capacity, please indicate your full title. If there is more than one person serving in such capacity, all should sign. ALL OF THE OWNERS OF STOCK HELD IN JOINT NAME MUST SIGN